UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 S. Friendswood Drive, Suite 401 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 6, 2021, Castle Biosciences, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8‑K”) to report, among other things, the completion of the Company’s previously announced acquisition of Cernostics, Inc. (“Cernostics”). This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Original Form 8-K solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Form 8-K, which are included under Item 9.01 below. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosures or other information contained in the Original Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The consolidated financial statements of Cernostics as of and for the year ended December 31, 2020 (audited) and as of and for the nine months ended September 30, 2021 (unaudited) are filed herewith as Exhibit 99.1 and incorporated by reference herein. The consent of Grossman Yanak & Ford LLP, the independent auditors of Cernostics, is attached hereto as Exhibit 23.1 to this Amendment No. 1.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021, giving effect to the acquisition of Cernostics are filed herewith as Exhibit 99.2 and incorporated by reference herein.
(d) Exhibits.

Exhibit
Number	Description
23.1	Consent of Grossman Yanak & Ford LLP.
99.1	Consolidated financial statements of Cernostics, Inc. as of and for the year ended December 31, 2020 (audited) and as of and for the nine months ended September 30, 2021 (unaudited).
99.2	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Frank Stokes
Frank Stokes
Chief Financial Officer
Date: January 14, 2022